United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 27, 2010

EasyLink Services International Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34446	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2010, EasyLink Services International Corporation (the “Company”) entered into Amendment No. 1 to Second Amended and Restated Employment Agreement with Thomas J. Stallings, its Chief Executive Officer (the “Stallings Employment Agreement Amendment”).  The Stallings Employment Agreement Amendment amended the existing employment agreement between the Company and Mr. Stallings in order to set the terms of a performance-related bonus for fiscal year 2011 targeted at $400,000 per year, which is based on specific criteria set forth in the Stallings Employment Agreement Amendment.  A copy of the Stallings Employment Agreement Amendment is attached hereto as Exhibit 10.1.

On August 27, 2010, the Company also entered into Amendment No. 1 to Second Amended and Restated Employment Agreement with Glen E. Shipley, its Chief Financial Officer and Secretary (the “Shipley Employment Agreement Amendment”).  The Shipley Employment Agreement Amendment amended the existing employment agreement between the Company and Mr. Shipley in order to set the terms of a performance-related bonus for fiscal year 2011 targeted at $225,000 per year, which is based on specific criteria set forth in the Shipley Employment Agreement.  A copy of the Shipley Employment Agreement Amendment is attached hereto as Exhibit 10.2.

On August 27, 2010, the Company also entered into Amendment No. 1 to Second Amended and Restated Employment Agreement with Terri Deuel, its Executive Vice President of Product Development and Customer Support (the “Deuel Employment Agreement Amendment”).  The Deuel Employment Agreement Amendment amended the existing employment agreement between the Company and Ms. Deuel in order to set the terms of a performance-related bonus for fiscal year 2011 targeted at $100,000 per year, which is based on specific criteria set forth in the Deuel Employment Agreement.  A copy of the Deuel Employment Agreement Amendment is attached hereto as Exhibit 10.3.

On August 27, 2010, the Company also entered into Amendment No. 1 to Second Amended and Restated Employment Agreement with Kevin R. Maloney, its Executive Vice President of Global Sales and Marketing (the “Maloney Employment Agreement Amendment”).  The Maloney Employment Agreement Amendment amended the existing employment agreement between the Company and Mr. Maloney in order to set the terms of a performance-related bonus for fiscal year 2011 targeted at $250,000 per year, which is based on specific criteria set forth in the Maloney Employment Agreement.  A copy of the Maloney Employment Agreement Amendment is attached hereto as Exhibit 10.4.

On August 27, 2010, the Company also entered into Amendment No. 1 to Amended and Restated Employment Agreement with Chris A. Parker, its Executive Vice President of Operations (the “Parker Employment Agreement Amendment”).  The Parker Employment Agreement Amendment amended the existing employment agreement between the Company and Mr. Parker in order to set the terms of a performance-related bonus for fiscal year 2011 targeted at $50,000 per year, which is based on specific criteria set forth in the Parker Employment Agreement.  A copy of the Parker Employment Agreement Amendment is attached hereto as Exhibit 10.5.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated August 27, 2010.

10.2*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated August 27, 2010.

10.3*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated August 27, 2010.

10.4*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated August 27, 2010.

10.5*	Amendment No. 1 to Amended and Restated Employment Agreement between EasyLink Services International Corporation and Chris A. Parker, dated August 27, 2010.

*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  September 2, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated August 27, 2010.

10.2*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated August 27, 2010.

10.3*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated August 27, 2010.

10.4*	Amendment No. 1 to Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated August 27, 2010.

10.5*	Amendment No. 1 to Amended and Restated Employment Agreement between EasyLink Services International Corporation and Chris A. Parker, dated August 27, 2010.

*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.